UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2014

Date of reporting period:	March 1, 2013 — August 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Semiannual report 8|31|13

A world of investing.℠

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Semiannual report
8 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	24

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its $85 billion-a-month bond-buying program has prompted greater market volatility, and bond yields have risen substantially.

There is concern that the reduction of Fed purchases will cause long-term interest rates to move higher, running the risk of curtailing the recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to higher oil prices, which could undermine the reasonably positive trends in consumer spending. Fortunately, the eurozone posted positive GDP growth in the second calendar quarter after many months of contraction, though the 17-nation currency bloc continues to grapple with significant economic challenges.

While we cannot forecast with precision how economic or geopolitical events will unfold over the coming months, we have confidence that a long-term investment program remains valuable. Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. To address a diverse range of financial goals, Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches.

We also believe in the importance of relying on the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch *(industry since 1994)*

Robert J. Kea, CFA *(industry since 1988)*

Robert J. Schoen *(industry since 1990)*

Joshua B. Kutin, CFA *(industry since 1998)*

Jason R. Vaillancourt, CFA *(industry since 1993)*

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

Bob, could you review market conditions during the six months ended August 31, 2013?

Continued evidence of a slowly recovering U.S. economy and positive investor sentiment benefited most asset classes in the early months of the period, especially stocks and higher-yielding, credit-sensitive sectors of the fixed-income market. However, the market environment became less hospitable in May, when the U.S. Federal Reserve hinted that it could begin scaling back its stimulus program later in 2013 if economic conditions continued to improve. The debate over the end of quantitative easing [QE] became the focus of markets globally and culminated in June with a statement by Fed Chairman Ben Bernanke on the economically driven prospects for curtailing the Fed’s bond-buying programs. In hindsight, we think this period may have proved to be a critical inflection point for the Fed, the U.S. economy, and global securities markets.

During this time, equity and fixed-income markets diverged considerably. Asset classes that had been buoyed by the massive liquidity created by the Fed’s purchases reversed course. U.S. stocks experienced a significant disruption of the trends seen for most of 2012 and the early months of 2013 but still managed to make gains for the challenging second quarter of 2013 and performed well for the six months ended August 31, 2013. With the exception of emerging markets,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/13. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 3	5

international equity markets ended the six-month period in positive territory.

Fixed-income investments, however, had a more acute reaction to the Fed’s announcements. Interest rates jumped — causing yield curves to steepen worldwide — and bond prices fell sharply in a relatively short span. Emerging-market bonds were particularly hard hit in the sell-off, as they tend to be dependent on the influx of investment capital. Commodities, which tend to perform well in bull markets and periods of global growth, also struggled as did spread sectors, that is, sectors that typically trade at yields greater than U.S. Treasuries, such as investment-grade bonds and mortgage-backed securities. Global government bonds fell, although not to the same degree as sectors with greater risk.

After the Fed stated that monetary policy would remain highly accommodative until the U.S. economy was back on its feet, the volatility in fixed-income markets eased somewhat, but few bond sectors could reverse the negative tide for the balance of the period. Given their unique ability to bridge both the fixed-income and equity markets, convertible securities were a notable exception and posted solid gains for the six months. High-yield bonds also bounced back somewhat by period-end.

How did Putnam Retirement Income Fund Lifestyle 3 perform in this environment?

The fund’s diversified global approach to investing helped to mute the effects of market volatility. For the six months ended August 31, 2013, the fund generated a positive return that surpassed the negative return of its primary fixed-income benchmark but lagged the performance of its secondary all-equity benchmark.

Allocations are shown as a percentage of the fund’s net assets as of 8/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 3

Our decision to overweight investments in U.S. equities was a major contributor to performance for the period as was our security selection in that asset class. The fund’s underweight position and security selection in emerging-market debt also aided performance, as these bonds struggled during the period. Security selection within the fund’s international equity sleeve was a slight detractor for the six months.

What are your thoughts about the recent volatility and the future course for U.S. interest rates?

The Fed’s talk of tapering its bond-buying programs has understandably caused unease among bond investors, but yield movements like we have seen since May are rare, especially when the U.S. economy is growing below its capacity and generating little inflationary pressure. Thus, we regard the jump in yields as an overreaction to the statements from Chairman Bernanke.

In our view, the Fed concluded this past spring that the economy was in a much healthier state than when the latest round of QE had begun in late 2012, and that if the pace of improvement continued, it would be prudent to begin tapering its bond-buying program. However, at its September meeting, the central bank decided to wait for further evidence of improvement in economic

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3	7

growth and the labor market before setting a time frame for tapering.

In short, Fed officials now appear more concerned about the hints of softness in the recent economic data, such as retail sales, and are less impressed with the strong data elsewhere in the U.S. economy. We also think the central bank may be more worried about fiscal issues at the federal level than the financial markets appear to be, given recent market performance.

Are you seeing opportunities in global bonds?

Yes. But while the global environment appears to be relatively stable, it is less solid than that of the United States, in our view. In China, weaker growth and high consumer debt levels have complicated the government’s effort to stimulate domestic demand. China’s attempt to drive its economy away from infrastructure investment toward domestic consumption is, in our view, having ripple effects on other emerging-market countries, particularly those that are commodity-price dependent. In Europe, some of the biggest risks — such as the potential breakup of the European Union and a failure of the euro currency — appear to have subsided as a result of the efforts of eurozone policymakers. Core European economies were somewhat weaker than we expected for much of the period; data near the end of the period from Germany, the Netherlands, and Switzerland were encouraging. Peripheral eurozone economies have performed better than we anticipated, thanks to sharply lower interest rates in those countries.

As for the interest-rate picture abroad, while we believe global rates are likely to move higher over the medium term, we think the degree of increase during May and June

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 3

was more than the economic environment warranted. Consequently, as noted earlier, we modestly lengthened the portfolio’s duration in June as a tactical play to potentially capitalize on near-term rate declines.

Has your positioning in higher-risk assets changed in light of recent market volatility?

We currently believe risk assets, such as equities and high-yield bonds, offer more attractive total return potential than other interest-rate risk and inflation-sensitive assets, including Treasury Inflation-Protected Securities and commodities. Thus we are favoring continued positioning in risk assets going into the fourth quarter of 2013.

From a global perspective, we consider U.S. and Japanese equities to be among the most promising. Here at home, we believe the broader U.S. economic recovery remains on track and should continue at a moderate pace, as recent data have been a bit better than expected. We also think that the housing recovery will continue, although mortgage rates moved higher during May and June. In our view, home sales are improving because of stronger economic activity and better consumer confidence, not because of mortgage credit. Despite relatively sluggish revenue growth for U.S. businesses, our outlook is constructive for corporate earnings, as we believe the bulk of profitability is the result of structural improvement and could be sustainable over time.

The pro-growth monetary and fiscal changes launched by Japan’s Prime Minister Shinzo Abe have been well received by investors. Abe consolidated his grip on policy in this past July’s election, which should allow him to follow through on instituting deep structural reforms for the Japanese economy. We remain steadfast in our conviction that the country’s structural reform process will create long-term investment opportunities for companies poised to benefit.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Retirement Income Fund Lifestyle 3	9

High-yield corporate bonds have historically tended to do well during periods of moderate economic growth. Fundamentals in the high-yield universe appear strong, and we expect that defaults will hover near historically low levels. Furthermore, as a result of the spring correction, prices of many high-yield bonds have declined to what we believe are attractive levels.

Did derivatives have any significant impact on fund performance for the period?

We employed credit default swaps to hedge credit and market risk and to gain exposure to specific securities or groups of securities. This strategy was successful for the fund during the period.

What should investors expect in the coming months?

At its September meeting, the Fed surprised many observers with its announcement that it was waiting for more evidence of strength in the U.S. economy before it began to unwind its stimulus program. Thus we expect continued volatility in interest rates and yield spreads as investors adjust their expectations about Fed policy and efforts in Washington to resolve the budget crisis and debt ceiling debate. However, when the Fed does begin to taper, we think it is unlikely that rates are going to suddenly spike dramatically higher as they did in May and June of 2013. If yields rise more than economic fundamentals seem to warrant, we may view it as an opportunity to add what we believe are attractively valued securities to the fund and extend duration, or interest-rate sensitivity, of the portfolio.

Thanks, Bob, for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

10	Retirement Income Fund Lifestyle 3

IN THE NEWS

At its September meeting, the Federal Open Market Committee surprised investors by delaying the tapering of its $85 billion-a-month bond-buying stimulus program. Declaring that the challenges facing the U.S. economy are diminishing “only gradually,” Fed Chairman Ben Bernanke said the central bank will wait to curtail its quantitative easing program until there is more evidence of a sustained recovery. Bernanke in his comments noted a deceleration of U.S. job growth in the past three months. The bond-buying stimulus program was established in the fall of 2012 to stimulate the economy and employment growth, and is widely credited with buoying equity prices and holding down long-term interest rates. Previously, when the Fed chairman signaled in May 2013 that the Fed’s bond purchases could be scaled back in the final months of this year, the news sent tremors through bond markets and contributed to an abrupt increase in Treasury yields.

Retirement Income Fund Lifestyle 3	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	51.60%	45.54%	41.56%	41.56%	41.58%	41.58%	45.62%	40.88%	48.15%	54.63%
Annual average	4.75	4.27	3.95	3.95	3.95	3.95	4.28	3.90	4.48	4.98

5 years	26.66	21.59	21.88	19.88	21.92	21.92	24.18	20.14	24.83	28.22
Annual average	4.84	3.99	4.04	3.69	4.04	4.04	4.43	3.74	4.53	5.10

3 years	21.70	16.84	18.90	15.90	18.90	18.90	20.46	16.55	20.42	22.46
Annual average	6.77	5.32	5.94	5.04	5.94	5.94	6.40	5.24	6.39	6.99

1 year	7.78	3.47	6.98	1.98	6.90	5.90	7.54	4.04	7.52	8.02

6 months	1.87	–2.20	1.40	–3.60	1.40	0.40	1.66	–1.64	1.74	1.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

12	Retirement Income Fund Lifestyle 3

Comparative index returns For periods ended 8/31/13

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	50.05%	74.91%
Annual average	4.63	6.44

5 years	27.19	42.35
Annual average	4.93	7.32

3 years	7.93	65.98
Annual average	2.58	18.40

1 year	–2.47	18.70

6 months	–2.61	8.95

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 8/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.102		$0.063	$0.063	$0.090		$0.088	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.102		$0.063	$0.063	$0.090		$0.088	$0.114

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/13	$10.21	$10.64	$10.18	$10.18	$10.20	$10.54	$10.20	$10.22

8/31/13	10.30	10.73	10.26	10.26	10.28	10.63	10.29	10.31

	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	1.98%	1.90%	1.17%	1.17%	1.75%	1.69%	1.75%	2.21%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	1.13	0.43	0.43	N/A	0.89	0.72	1.43

Current 30-day SEC yield [3,4]
(without expense limitation)	N/A	0.49	–0.24	–0.24	N/A	0.25	0.01	0.76

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Retirement Income Fund Lifestyle 3	13

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	55.38%	49.17%	45.02%	45.02%	45.18%	45.18%	49.23%	44.38%	51.82%	58.66%
Annual average	4.99	4.52	4.19	4.19	4.21	4.21	4.52	4.14	4.72	5.24

5 years	41.29	35.64	36.03	34.03	36.20	36.20	38.60	34.09	39.24	43.15
Annual average	7.16	6.29	6.35	6.03	6.37	6.37	6.75	6.04	6.84	7.44

3 years	21.37	16.52	18.72	15.72	18.83	18.83	20.29	16.38	20.22	22.37
Annual average	6.67	5.23	5.89	4.99	5.92	5.92	6.35	5.19	6.33	6.96

1 year	9.04	4.68	8.14	3.14	8.25	7.25	8.70	5.16	8.79	9.39

6 months	2.83	–1.28	2.46	–2.54	2.46	1.46	2.72	–0.62	2.70	3.05

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/28/13*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/28/13	1.88%	2.63%	2.63%	2.13%	2.13%	1.63%

Annualized expense ratio
for the six-month period
ended 8/31/13†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.11% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† Excludes the expense ratios of the underlying Putnam funds.

14	Retirement Income Fund Lifestyle 3

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2013, to August 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$8.88	$8.88	$6.35	$6.36	$3.82

Ending value (after expenses)	$1,018.70	$1,014.00	$1,014.00	$1,016.60	$1,017.40	$1,019.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2013, use the following calculation method. To find the value of your investment on March 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$6.36	$6.36	$3.82

Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,018.90	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 3	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Retirement Income Fund Lifestyle 3

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2013, Putnam employees had approximately $387,000,000 and the Trustees had approximately $93,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 3	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Retirement Income Fund Lifestyle 3

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Retirement Income Fund Lifestyle 3	19

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management has contractually agreed through at least June 30, 2014 to waive fees (and, to the extent necessary, bear other expenses) to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.75% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 5th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues,

20	Retirement Income Fund Lifestyle 3

expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to

Retirement Income Fund Lifestyle 3	21

improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A shares’ return net of fees and expenses was positive for the one-year, three-year and five-year periods ended December 31, 2012. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees noted, however, that before it was renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had your fund done so, its performance may have been different.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

22	Retirement Income Fund Lifestyle 3

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Retirement Income Fund Lifestyle 3	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Retirement Income Fund Lifestyle 3

The fund’s portfolio 8/31/13 (Unaudited)

COMMON STOCKS (30.6%)*	Shares	Value

Banking (1.8%)
Associated Banc-Corp.	176	$2,807

Banco Santander Central Hispano SA (Spain)	1,515	10,692

Banque Cantonale Vaudoise (BCV) (Switzerland)	14	7,501

Bendigo and Adelaide Bank, Ltd. (Australia)	983	8,811

CaixaBank SA (Spain)	2,976	11,052

City National Corp.	50	3,274

Commonwealth Bank of Australia (Australia)	269	17,333

Fifth Third Bancorp	661	12,090

HSBC Holdings PLC (United Kingdom)	2,622	27,468

JPMorgan Chase & Co.	891	45,022

Natixis (France)	3,402	14,658

Northern Trust Corp.	129	7,078

PNC Financial Services Group, Inc.	231	16,694

Popular, Inc. (Puerto Rico) †	113	3,510

Resona Holdings, Inc. (Japan)	2,400	11,393

State Street Corp.	225	15,012

Sumitomo Mitsui Financial Group, Inc. (Japan)	200	8,851

Svenska Handelsbanken AB Class A (Sweden)	603	25,877

Toronto-Dominion Bank (Canada)	61	5,217

Wells Fargo & Co.	191	7,846

Westpac Banking Corp. (Australia)	1,053	29,196

Wing Hang Bank, Ltd. (Hong Kong)	1,000	9,637

		301,019
Basic materials (1.2%)
Asahi Kasei Corp. (Japan)	2,000	14,635

Axiall Corp.	32	1,281

BASF SE (Germany)	202	17,655

Bemis Co., Inc.	58	2,308

BHP Billiton, Ltd. (Australia)	310	9,813

CF Industries Holdings, Inc.	31	5,901

Chicago Bridge & Iron Co., NV	69	4,128

Cytec Industries, Inc.	31	2,318

Domtar Corp. (Canada)	23	1,518

Eastman Chemical Co.	70	5,320

Evraz PLC (United Kingdom)	4,615	8,940

Fletcher Building, Ltd. (New Zealand)	2,393	16,154

Fortune Brands Home & Security, Inc.	104	3,831

Huntsman Corp.	106	1,855

LyondellBasell Industries NV Class A	133	9,330

Mitsubishi Chemical Holdings Corp. (Japan)	2,500	11,711

Monsanto Co.	186	18,208

Packaging Corp. of America	53	2,811

PPG Industries, Inc.	54	8,435

Rio Tinto PLC (United Kingdom)	474	21,398

Sherwin-Williams Co. (The)	41	7,068

Stora Enso OYJ Class R (Finland)	1,674	12,932

Valspar Corp.	49	3,046

Retirement Income Fund Lifestyle 3	25

COMMON STOCKS (30.6%)* cont.	Shares	Value

Basic materials cont.
voestalpine AG (Austria)	165	$7,060

W.R. Grace & Co. †	42	3,375

		201,031
Capital goods (1.3%)
ABB, Ltd. (Switzerland)	568	12,148

Aecom Technology Corp. †	82	2,389

Avery Dennison Corp.	73	3,121

BAE Systems PLC (United Kingdom)	4,901	33,046

Ball Corp.	78	3,465

Boeing Co. (The)	308	32,007

Canon, Inc. (Japan)	400	11,986

Cummins, Inc.	97	11,950

Delphi Automotive PLC (United Kingdom)	184	10,124

General Dynamics Corp.	157	13,070

Ingersoll-Rand PLC	157	9,285

KBR, Inc.	101	3,016

Leggett & Platt, Inc.	105	3,037

Lockheed Martin Corp.	126	15,425

McDermott International, Inc. †	149	1,118

Northrop Grumman Corp.	129	11,903

Raytheon Co.	166	12,518

Staples, Inc.	416	5,787

Terex Corp. †	81	2,349

Vinci SA (France)	392	20,242

WABCO Holdings, Inc. †	50	3,900

		221,886
Communication services (1.3%)
AT&T, Inc.	317	10,724

Belgacom SA (Belgium)	583	13,946

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	5,113	8,334

Comcast Corp. Class A	789	33,209

Deutsche Telekom AG (Germany)	1,627	20,841

DISH Network Corp. Class A	127	5,710

IAC/InterActiveCorp.	132	6,480

Koninklijke (Royal) KPN NV (Netherlands) †	708	2,068

NTT DoCoMo, Inc. (Japan)	10	15,980

Orange (France)	1,482	15,035

Telecom Corp. of New Zealand, Ltd. (New Zealand)	6,967	12,202

Telstra Corp., Ltd. (Australia)	2,028	8,820

TW telecom, inc. †	119	3,406

Verizon Communications, Inc.	748	35,440

Vodafone Group PLC (United Kingdom)	4,488	14,345

		206,540
Conglomerates (0.4%)
AMETEK, Inc.	138	5,923

Bouygues SA (France)	598	18,704

Danaher Corp.	266	17,428

General Electric Co.	654	15,134

Tyco International, Ltd.	251	8,293

		65,482

26	Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.6%)* cont.	Shares	Value

Consumer cyclicals (3.4%)
Adecco SA (Switzerland)	350	$22,043

ADT Corp. (The) †	132	5,258

Advance Auto Parts, Inc.	50	4,004

American Eagle Outfitters, Inc.	141	2,040

Asahi Glass Co., Ltd. (Japan)	2,000	11,662

Bayerische Motoren Werke (BMW) AG (Germany)	230	21,671

Bed Bath & Beyond, Inc. †	127	9,365

Big Lots, Inc. †	61	2,161

Chico’s FAS, Inc.	137	2,137

Coach, Inc.	149	7,869

CST Brands, Inc. †	26	767

Dai Nippon Printing Co., Ltd. (Japan)	2,000	19,362

Daihatsu Motor Co., Ltd. (Japan)	1,000	18,644

Daimler AG (Registered Shares) (Germany)	141	9,675

Daito Trust Construction Co., Ltd. (Japan)	200	18,251

Dillards, Inc. Class A	28	2,135

Expedia, Inc.	62	2,899

Foot Locker, Inc.	106	3,413

Gannett Co., Inc.	174	4,192

Gap, Inc. (The)	175	7,077

Geberit International AG (Switzerland)	36	8,760

Home Depot, Inc. (The)	460	34,265

Host Hotels & Resorts, Inc. R	3,941	67,115

Hugo Boss AG (Germany)	122	14,862

Jarden Corp. †	87	3,737

Lear Corp.	73	5,019

Lowe’s Cos., Inc.	502	23,002

Macy’s, Inc.	212	9,419

McGraw-Hill Cos., Inc. (The)	146	8,522

Next PLC (United Kingdom)	315	23,890

O’Reilly Automotive, Inc. †	70	8,590

PetSmart, Inc.	68	4,789

Priceline.com, Inc. †	24	22,525

PulteGroup, Inc.	234	3,601

Reed Elsevier PLC (United Kingdom)	1,355	16,620

Ryman Hospitality Properties R	736	24,317

SJM Holdings, Ltd. (Hong Kong)	5,000	12,809

Swire Pacific, Ltd. Class A (Hong Kong)	2,000	22,844

TABCORP Holdings, Ltd. (Australia)	7,102	20,308

TJX Cos., Inc. (The)	329	17,345

Total Systems Services, Inc.	270	7,471

Trump Entertainment Resorts, Inc. †	6	12

URS Corp.	55	2,724

Wal-Mart Stores, Inc.	28	2,043

Wyndham Worldwide Corp.	91	5,402

Wynn Resorts, Ltd.	50	7,052

		551,668

Retirement Income Fund Lifestyle 3	27

COMMON STOCKS (30.6%)* cont.	Shares	Value

Consumer finance (0.1%)
Discover Financial Services	248	$11,718

		11,718
Consumer staples (2.8%)
British American Tobacco (BAT) PLC (United Kingdom)	351	17,705

Coca-Cola Co. (The)	121	4,620

Colgate-Palmolive Co.	174	10,052

Constellation Brands, Inc. Class A †	78	4,232

Corrections Corp. of America	1,133	37,321

Costco Wholesale Corp.	97	10,851

CVS Caremark Corp.	367	21,304

General Mills, Inc.	217	10,702

Geo Group, Inc. (The)	953	29,743

ITOCHU Corp. (Japan)	1,100	12,393

Japan Tobacco, Inc. (Japan)	300	10,112

JM Smucker Co. (The)	47	4,989

Kao Corp. (Japan)	300	8,727

Kirin Holdings Co., Ltd. (Japan)	1,000	13,655

Kraft Foods Group, Inc.	197	10,199

Liberty Interactive Corp. Class A †	320	7,226

Lorillard, Inc.	310	13,113

Metcash, Ltd. (Australia)	1,773	5,118

Metro AG (Germany)	596	21,882

Molson Coors Brewing Co. Class B	65	3,171

Nestle SA (Switzerland)	218	14,304

Philip Morris International, Inc.	403	33,626

Procter & Gamble Co. (The)	577	44,943

Reckitt Benckiser Group PLC (United Kingdom)	92	6,252

Robert Half International, Inc.	96	3,386

Sumitomo Corp. (Japan)	600	7,568

Swedish Match AB (Sweden)	451	15,747

Tesco PLC (United Kingdom)	3,484	19,791

Unilever NV ADR (Netherlands)	612	22,992

Unilever PLC (United Kingdom)	211	8,041

Walgreen Co.	279	13,412

Woolworths, Ltd. (Australia)	352	11,162

		458,339
Energy (2.1%)
Alpha Natural Resources, Inc. †	154	936

BP PLC (United Kingdom)	5,084	35,155

Cabot Oil & Gas Corp.	196	7,669

Chevron Corp.	113	13,609

ConocoPhillips	416	27,581

Cosmo Oil Co., Ltd. (Japan) †	6,000	12,366

Exxon Mobil Corp.	410	35,736

Helmerich & Payne, Inc.	55	3,467

HollyFrontier Corp.	101	4,492

Marathon Petroleum Corp.	142	10,296

Occidental Petroleum Corp.	276	24,346

Oceaneering International, Inc.	59	4,577

28	Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.6%)* cont.	Shares	Value

Energy cont.
Oil States International, Inc. †	36	$3,212

ONEOK, Inc.	114	5,864

Peabody Energy Corp.	139	2,391

Phillips 66	235	13,419

Royal Dutch Shell PLC Class A (United Kingdom)	972	31,444

Royal Dutch Shell PLC Class B (United Kingdom)	413	13,908

Schlumberger, Ltd.	398	32,214

Seadrill, Ltd. (Norway)	275	12,690

Tesoro Corp.	78	3,595

TonenGeneral Sekiyu KK (Japan)	2,000	18,116

Total SA (France)	435	24,098

Valero Energy Corp.	236	8,385

		349,566
Financial (0.1%)
CIT Group, Inc. †	160	7,659

CoreLogic, Inc. †	202	5,191

Nasdaq OMX Group, Inc. (The)	135	4,031

		16,881
Health care (2.9%)
AbbVie, Inc.	362	15,425

AmerisourceBergen Corp.	190	10,815

Amgen, Inc.	218	23,749

AstraZeneca PLC (United Kingdom)	477	23,492

Bristol-Myers Squibb Co.	496	20,678

Celgene Corp. †	141	19,737

CIGNA Corp.	204	16,053

Eli Lilly & Co.	304	15,626

GlaxoSmithKline PLC (United Kingdom)	697	17,774

HCA Holdings, Inc.	145	5,538

Johnson & Johnson	145	12,529

McKesson Corp.	154	18,697

Merck & Co., Inc.	72	3,405

Novartis AG (Switzerland)	314	22,897

Omega Healthcare Investors, Inc. R	380	10,792

Orion OYJ Class B (Finland)	518	12,001

Pfizer, Inc.	1,588	44,797

Roche Holding AG-Genusschein (Switzerland)	79	19,706

Sabra Health Care REIT, Inc. R	394	8,711

Salix Pharmaceuticals, Ltd. †	46	3,079

Sanofi (France)	219	21,039

St. Jude Medical, Inc.	238	11,998

Takeda Pharmaceutical Co., Ltd. (Japan)	600	27,176

United Therapeutics Corp. †	42	2,978

Ventas, Inc. R	918	57,155

Warner Chilcott PLC Class A	363	7,786

WellPoint, Inc.	222	18,901

Zimmer Holdings, Inc.	130	10,282

		482,816

Retirement Income Fund Lifestyle 3	29

COMMON STOCKS (30.6%)* cont.	Shares	Value

Insurance (1.1%)
Alleghany Corp. †	16	$6,193

Allied World Assurance Co. Holdings AG	44	4,036

American Financial Group, Inc.	87	4,483

American International Group, Inc. †	434	20,164

AMP, Ltd. (Australia)	3,592	15,071

Aon PLC	230	15,267

Aviva PLC (United Kingdom)	2,608	15,633

Axis Capital Holdings, Ltd.	107	4,600

Baloise Holding AG (Switzerland)	89	9,422

Berkshire Hathaway, Inc. Class B †	65	7,229

CNP Assurances (France)	1,194	21,114

Fidelity National Financial, Inc. Class A	202	4,789

Genworth Financial, Inc. Class A †	494	5,829

PartnerRe, Ltd.	60	5,229

Protective Life Corp.	89	3,719

RSA Insurance Group PLC (United Kingdom)	7,880	14,483

Tryg A/S (Denmark)	98	8,341

Validus Holdings, Ltd.	104	3,599

Zurich Insurance Group AG (Switzerland)	42	10,454

		179,655
Investment banking/Brokerage (0.4%)
Eaton Vance Corp.	111	4,279

Goldman Sachs Group, Inc. (The)	179	27,231

Investment AB Kinnevik Class B (Sweden)	1,081	33,764

		65,274
Real estate (8.3%)
Alexandria Real Estate Equities, Inc. R	554	34,165

American Campus Communities, Inc. R	69	2,298

American Capital Agency Corp. R	138	3,141

Apartment Investment & Management Co. Class A R	1,251	34,440

AvalonBay Communities, Inc. R	318	39,400

Boston Properties, LP R	384	39,360

Camden Property Trust R	101	6,241

CapLease, Inc. R	1,512	12,867

Chimera Investment Corp. R	507	1,491

Colonial Properties Trust R	1,323	29,225

DDR Corp. R	97	1,505

Digital Realty Trust, Inc. R	228	12,677

Douglas Emmett, Inc. R	907	20,952

Duke Realty Corp. R	285	4,158

DuPont Fabros Technology, Inc. R	1,164	26,528

Equity Lifestyle Properties, Inc. R	866	30,094

Equity Residential Trust R	1,485	77,057

Essex Property Trust, Inc. R	40	5,732

Federal Realty Investment Trust R	310	30,166

General Growth Properties R	2,721	52,189

Government Properties Income Trust R	1,122	26,232

Hatteras Financial Corp. R	53	970

30	Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.6%)* cont.	Shares	Value

Real estate cont.
HCP, Inc. R	1,251	$50,953

Health Care REIT, Inc. R	779	47,862

Inland Real Estate Corp. R	2,784	27,311

Kimco Realty Corp. R	2,540	50,876

Liberty Property Trust R	1,104	38,198

Macerich Co. (The) R	258	14,520

Medical Properties Trust, Inc. R	2,093	24,174

Piedmont Office Realty Trust, Inc. Class A R	1,795	30,838

Post Properties, Inc. R	663	29,987

Prologis, Inc. R	1,610	56,736

Public Storage R	722	110,228

Realty Income Corp. R	366	14,457

Regency Centers Corp. R	809	38,468

Senior Housing Properties Trust R	151	3,435

Simon Property Group, Inc. R	1,117	162,669

SL Green Realty Corp. R	155	13,514

STAG Industrial, Inc. R	690	13,800

Stockland (Units) (Australia) R	4,747	15,676

Tanger Factory Outlet Centers R	47	1,450

Taubman Centers, Inc. R	580	39,098

UDR, Inc. R	311	7,025

Vornado Realty Trust R	920	74,796

		1,356,959
Technology (2.2%)
Accenture PLC Class A S	309	22,325

AOL, Inc. †	178	5,862

Apple, Inc.	146	71,109

Avnet, Inc. †	92	3,548

BMC Software, Inc. †	177	8,142

Broadcom Corp. Class A	195	4,926

Brocade Communications Systems, Inc. †	412	3,049

Cap Gemini (France)	160	8,763

Cisco Systems, Inc.	1,262	29,417

EMC Corp.	566	14,591

Google, Inc. Class A †	34	28,795

IBM Corp.	64	11,665

L-3 Communications Holdings, Inc.	60	5,420

Lam Research Corp. †	97	4,527

Lexmark International, Inc. Class A	82	2,801

Marvell Technology Group, Ltd.	324	3,924

Microsoft Corp.	1,182	39,479

Nokia OYJ (Finland) †	3,153	12,193

NVIDIA Corp.	311	4,587

Oracle Corp.	1,095	34,887

Riverbed Technology, Inc. †	135	2,084

Rockwell Automation, Inc.	78	7,584

Symantec Corp.	551	14,111

Retirement Income Fund Lifestyle 3	31

COMMON STOCKS (30.6%)* cont.	Shares	Value

Technology cont.
Teradyne, Inc. †	151	$2,318

Western Digital Corp.	105	6,510

		352,617
Transportation (0.5%)
ComfortDelgro Corp., Ltd. (Singapore)	7,000	10,080

Delta Air Lines, Inc. †	500	9,865

Deutsche Post AG (Germany)	399	11,528

Japan Airlines Co., Ltd. (Japan) UR	300	15,842

Southwest Airlines Co.	461	5,905

Sydney Airport (Australia)	4,818	16,165

Wabtec Corp.	72	4,213

Yangzijiang Shipbuilding Holdings, Ltd. (China)	10,000	7,358

		80,956
Utilities and power (0.7%)
AES Corp.	376	4,779

American Electric Power Co., Inc.	221	9,459

Chubu Electric Power Co., Inc. (Japan)	800	9,950

CMS Energy Corp.	87	2,308

Enel SpA (Italy)	3,280	10,846

Energias de Portugal (EDP) SA (Portugal)	1,985	7,015

Entergy Corp.	94	5,944

Hokuriku Electric Power Co. (Japan)	1,000	13,178

Kinder Morgan, Inc.	213	8,079

PG&E Corp.	167	6,907

PPL Corp.	96	2,947

Red Electrica Corporacion SA (Spain)	257	13,330

RWE AG (Preference) (Germany)	389	10,568

Snam SpA (Italy)	2,412	11,285

UGI Corp.	74	2,901

		119,496

Total common stocks (cost $4,590,261)		$5,021,903

INVESTMENT COMPANIES (10.5%)*	Shares	Value

Putnam Absolute Return 700 Fund Class Y †††	128,162	$1,534,102

SPDR S&P 500 ETF Trust	1,014	165,941

SPDR S&P Midcap 400 ETF Trust	105	22,621

Total investment companies (cost $1,686,506)		$1,722,664

CONVERTIBLE PREFERRED STOCKS (7.8%)*	Shares	Value

Basic materials (0.5%)
ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France)	1,315	$27,339

Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	18

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd.† R	950	50,766

		78,123
Capital goods (0.4%)
United Technologies Corp. $3.75 cv. pfd.	1,150	71,427

		71,427

32	Retirement Income Fund Lifestyle 3

CONVERTIBLE PREFERRED STOCKS (7.8%)* cont.	Shares	Value

Communication services (0.3%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	$34,464

Iridium Communications, Inc. 144A $7.00 cv. pfd.	135	13,053

		47,517
Consumer cyclicals (1.1%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	1,505	34,570

General Motors Co. Ser. B, $2.375 cv. pfd.	1,220	59,246

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	31	39,796

Stanley Black & Decker, Inc. $4.75 cv. pfd.	335	45,269

		178,881
Consumer staples (0.2%)
Bunge, Ltd. $4.875 cv. pfd.	200	21,000

Post Holdings, Inc. 144A $3.75 cv. pfd.	183	19,764

		40,764
Energy (0.6%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	60	66,075

Halcon Resources Corp. cv. pfd. Ser. A, 5.75% †	34	32,640

		98,715
Financials (2.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,375	34,461

AMG Capital Trust II $2.575 cv. pfd.	1,085	62,048

Bank of America Corp. Ser. L, 7.25% cv. pfd.	87	93,960

EPR Properties Ser. C, $1.44 cv. pfd.	1,170	25,082

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	615	35,459

Huntington Bancshares Ser. A, 8.50% cv. pfd.	33	41,085

MetLife, Inc. $3.75 cv. pfd.	976	53,387

OFG Bancorp cv. pfd. Ser. C, 8.75% (Puerto Rico)	20	32,720

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	55	62,288

Wintrust Financial Corp. $3.75 cv. pfd.	400	22,120

		462,610
Health care (0.2%)
HealthSouth Corp. Ser. A, 6.50% cv. pfd.	22	27,363

		27,363
Technology (0.1%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	260	17,761

		17,761
Transportation (0.5%)
Continental Financial Trust II $3.00 cv. pfd.	510	22,058

Genesee & Wyoming, Inc. $5.00 cv. pfd.	192	23,328

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	2,375	35,340

		80,726
Utilities and power (1.1%)
AES Trust III $3.375 cv. pfd.	700	35,241

Dominion Resources, Inc. Ser. A, $3.063 cv. pfd. †	539	27,613

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	56,664

NextEra Energy, Inc. $2.799 cv. pfd.	390	21,567

PPL Corp. $4.375 cv. pfd.	600	32,148

		173,233

Total convertible preferred stocks (cost $1,141,898)		$1,277,120

Retirement Income Fund Lifestyle 3	33

CONVERTIBLE BONDS AND NOTES (7.7%)*	Principal amount	Value

Basic materials (0.1%)
U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	$19,000	$19,392

		19,392
Capital goods (0.5%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	18,000	24,345

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	25,000	27,391

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	22,000	22,660

		74,396
Communication services (0.3%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	6,000	6,638

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	15,000	15,300

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
6 1/2s, 2016	23,000	31,898

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	38,000	190

		54,026
Consumer cyclicals (1.9%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	21,000	23,061

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	13,410

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	30,000	57,300

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	20,000	21,675

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	11,000	12,100

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	63,000	32,248

Liberty Interactive, LLC 144A cv. sr. unsec. unsub. notes
0 3/4s, 2043	28,000	30,416

M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	13,000	12,740

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	44,000	52,305

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	5,000	11,847

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	19,000	38,143

		305,245
Consumer staples (0.3%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	23,597

Vector Group Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	25,000	29,035

		52,632
Energy (0.9%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	68,000	61,625

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	12,000	12,390

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	23,000	24,596

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	16,000	19,790

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) †	15,000	113

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	20,000	22,450

		140,964

34	Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (7.7%)* cont.	Principal amount	Value

Financials (1.0%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	$32,000	$34,560

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	5,000	4,603

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	16,000	19,790

Jefferies Group, LLC cv. sr. unsec. notes 3 7/8s, 2029	25,000	26,234

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	13,000	12,756

PHH Corp. cv. sr. unsec. notes 4s, 2014	31,000	32,821

RAIT Financial Trust cv. sr. unsec. unsub. notes 7s, 2031 R	13,000	14,129

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019	19,000	19,784

		164,677
Health care (0.9%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	21,000	20,987

Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	14,000	14,718

Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018	7,000	7,096

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2014 (China) (In default) † F	25,000	2,000

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	14,000	980

Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017	4,000	8,943

Endo Pharmaceuticals Holdings, Inc. cv. sr. unsec. sub. notes
1 3/4s, 2015	5,000	7,244

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s,
3/1/18) 2042 ††	38,000	38,950

Insulet Corp. cv. sr. unsec. notes 3 3/4s, 2016	5,000	6,813

Opko Health, Inc. 144A cv. sr. unsec. notes 3s, 2033	11,000	14,403

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	21,000	28,219

Volcano Corp. cv. sr. unsec. unsub. notes 1 3/4s, 2017	7,000	6,851

		157,204
Technology (1.8%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	26,000	26,780

Ciena, Inc. cv. sr. unsec. notes 4s, 2020	16,000	21,120

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	15,000	18,000

Micron Technology, Inc. 144A cv. sr. unsec. notes 1 5/8s, 2033	57,000	78,981

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	15,000	16,247

Safeguard Scientifics, Inc. 144A cv. sr. unsec. notes 5 1/4s, 2018	51,000	53,933

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	47,000	46,648

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	17,000	17,340

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	18,000	14,783

		293,832

Total convertible bonds and notes (cost $1,193,070)		$1,262,368

Retirement Income Fund Lifestyle 3	35

CORPORATE BONDS AND NOTES (5.2%)*	Principal amount	Value

Basic materials (0.1%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$5,000	$5,125

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	5,000	4,771

LYB International Finance BV sr. unsec. unsub. notes 4s,
2023 (Netherlands)	5,000	4,935

		14,831
Capital goods (0.1%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	10,000	12,414

		12,414
Communication services (0.7%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,690

AT&T, Inc. company guaranty sr. notes 2 5/8s, 2022	3,000	2,678

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	22,000	25,410

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	5,000	6,291

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,268

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,438

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s,
2016 (Mexico)	5,000	4,888

Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,001

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	4,000	4,292

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	10,832

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	36,100

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	5,000	5,111

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	5,220

		121,219
Consumer cyclicals (0.3%)
ADT Corp. (The) sr. unsec. unsub. notes 4 7/8s, 2042	2,000	1,462

ADT Corp. (The) sr. unsec. unsub. notes 3 1/2s, 2022	3,000	2,509

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	5,000	4,313

American Media, Inc. 144A notes 13 1/2s, 2018	320	327

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	2,000	2,000

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	5,000	5,206

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	2,000	1,981

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	5,956

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R	2,000	2,028

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	5,000	5,275

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	1,000	1,163

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	3,000	3,101

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	5,000	5,367

36	Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (5.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	$5,000	$6,324

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	5,750	6,009

		53,021
Consumer staples (0.4%)
Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	2,000	2,625

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	5,000	4,499

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	10,000	11,313

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	10,000	10,621

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	5,000	4,906

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	17,695

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	10,000	11,213

		62,872
Energy (0.5%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,083

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	5,000	6,254

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	5,000	5,334

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017	15,000	16,500

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,276

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	10,000	11,175

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000	5,131

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	5,000	5,675

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	10,000	13,509

Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	8,695

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,287

		82,919
Financials (0.8%)
Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	10,000	11,277

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	15,000	17,832

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,211

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	2,000	2,535

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,069

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	5,991

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	5,000	5,836

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	5,000	5,966

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038	5,000	5,675

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,163

Retirement Income Fund Lifestyle 3	37

CORPORATE BONDS AND NOTES (5.2%)* cont.	Principal amount	Value

Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037	$5,000	$5,075

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	5,000	7,258

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	5,000	5,263

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	5,000	5,659

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.273s, 2037	15,000	12,119

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	5,766

Willis Group Holdings, PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	10,000	10,738

		123,433
Health care (0.2%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	5,000	5,884

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,060

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016	25,000	27,031

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	5,000	5,175

		40,150
Technology (0.2%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	3,000	3,045

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	5,063

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	3,000	3,315

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	16,000	14,880

		26,303
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	5,000	4,806

		4,806
Utilities and power (1.9%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	15,000	17,250

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,393

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,399

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	100,000	111,980

Dominion Resources, Inc. sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	5,000	5,743

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	25,000	31

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	6,560

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,248

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,100

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	68,000	71,485

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	5,450

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	5,000	5,298

38	Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (5.2%)* cont.	Principal amount	Value

Utilities and power cont.
PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	$15,000	$16,144

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	4,000	4,425

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	5,000	5,225

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	5,000	6,526

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	10,000	10,400

Westar Energy, Inc. 1st mtge. bonds 8 5/8s, 2018	15,000	19,333

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	5,000	5,176

		315,166

Total corporate bonds and notes (cost $801,790)		$857,134

U.S. TREASURY OBLIGATIONS (3.5%)*	Principal amount	Value

U.S. Treasury Bonds 2 7/8s, May 15, 2043	$50,000	$42,563

U.S. Treasury Notes
3 1/2s, February 15, 2018	48,000	52,345
3 1/8s, October 31, 2016	75,000	80,279
2 5/8s, April 30, 2016	10,000	10,522
1 3/4s, May 15, 2023	140,000	128,037
1 5/8s, November 15, 2022	30,000	27,392
1s, August 31, 2016	140,000	140,861
5/8s, April 30, 2018	100,000	96,090

Total U.S. treasury obligations (cost $589,525)		$578,089

MORTGAGE-BACKED SECURITIES (0.6%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$11,000	$11,275
FRB Ser. 05-1, Class A4, 5.346s, 2042	8,401	8,768

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 03-T12,
Class A4, 4.68s, 2039	2,782	2,782

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.954s, 2039	5,709	5,723

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.51s, 2038	12,015	—

GE Commercial Mortgage Corporation Trust Ser. 05-C2,
Class A3, 4.839s, 2043	587	588

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class ASB, 6 1/8s, 2051	8,247	8,895
FRB Ser. 07-LD11, Class A2, 5.988s, 2049	10,685	10,707
Ser. 07-LD12, Class A2, 5.827s, 2051	4,603	4,649
Ser. 07-LDPX, Class A3S, 5.317s, 2049	11,453	11,498
Ser. 04-CB8, Class B, 4 1/2s, 2039	10,000	10,148

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,177

LB-UBS Commercial Mortgage Trust FRB Ser. 07-C6, Class A4,
5.858s, 2040	10,000	10,937

Retirement Income Fund Lifestyle 3	39

MORTGAGE-BACKED SECURITIES (0.6%)* cont.		Principal amount		Value

LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2,
Class XCL, IO, 0 1/2s, 2040			$229,457	$910

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2,
5.941s, 2050			3,375	3,431

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046			10,979	11,034

Total mortgage-backed securities (cost $103,808)				$103,522

UNITS (0.2%)*			Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			45,000	$40,500

Total units (cost $41,682)				$40,500

MUNICIPAL BONDS AND NOTES (0.2%)*		Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34			$10,000	$12,647

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49			10,000	11,980

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40			5,000	5,052

Total municipal bonds and notes (cost $25,067)				$29,679

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			10	$9,357

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			275	7,290

Total preferred stocks (cost $15,146)				$16,647

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	6,345	$—

Total warrants (cost $1,269)				$—

SHORT-TERM INVESTMENTS (33.9%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.07% L			5,084,437	$5,084,437

Putnam Cash Collateral Pool, LLC 0.12% [d]			14,850	14,850

SSgA Prime Money Market Fund 0.01% P			210,000	210,000

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, February 6, 2014 #			$250,000	249,944

Total short-term investments (cost $5,559,194)				$5,559,231

TOTAL INVESTMENTS

Total investments (cost $15,749,216)				$16,468,857

40	Retirement Income Fund Lifestyle 3

Key to holding’s currency abbreviations

EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O.	Bonds General Obligation Bonds
IO	Interest Only
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2013 through August 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $16,400,375.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

††† Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $3,883,670 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Retirement Income Fund Lifestyle 3	41

FORWARD CURRENCY CONTRACTS at 8/31/13 (aggregate face value $526,420) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	British Pound	Sell	9/18/13	$155	$189	$34

	Euro	Buy	9/18/13	37,801	36,728	1,073

	Barclays Bank PLC
	British Pound	Sell	9/18/13	3,099	3,072	(27)

	Hong Kong Dollar	Buy	11/20/13	155	155	—

	Japanese Yen	Buy	11/20/13	4,312	4,268	44

	Japanese Yen	Sell	11/20/13	4,312	4,383	71

	Singapore Dollar	Buy	11/20/13	8,232	8,227	5

	Swedish Krona	Sell	9/18/13	14,752	14,881	129

	Swiss Franc	Buy	9/18/13	15,800	15,555	245

	Citibank, N.A.
	Australian Dollar	Sell	10/18/13	9,230	9,543	313

	Danish Krone	Buy	9/18/13	10,897	10,793	104

	Euro	Buy	9/18/13	11,763	11,578	185

	Euro	Sell	9/18/13	11,763	11,721	(42)

	Japanese Yen	Buy	11/20/13	27,132	26,812	320

	Credit Suisse International
	Euro	Sell	9/18/13	132	271	139

	Japanese Yen	Buy	11/20/13	6,605	6,547	58

	Japanese Yen	Sell	11/20/13	6,605	6,641	36

	New Zealand Dollar	Sell	10/18/13	26,196	26,395	199

	Norwegian Krone	Buy	9/18/13	1,437	1,811	(374)

	Swedish Krona	Sell	9/18/13	272	274	2

	Swiss Franc	Buy	9/18/13	3,117	3,059	58

	Swiss Franc	Sell	9/18/13	3,117	3,069	(48)

	Deutsche Bank AG
	Euro	Buy	9/18/13	4,229	4,118	111

	Euro	Sell	9/18/13	4,229	4,241	12

HSBC Bank USA, National Association
	Australian Dollar	Sell	10/18/13	2,663	2,772	109

	Euro	Buy	9/18/13	61,327	61,494	(167)

	Euro	Sell	9/18/13	61,327	60,750	(577)

	JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/18/13	20,944	21,652	708

	British Pound	Buy	9/18/13	14,411	14,327	84

	British Pound	Sell	9/18/13	14,411	14,133	(278)

	Euro	Buy	9/18/13	3,569	3,578	(9)

	Euro	Sell	9/18/13	3,569	3,536	(33)

	Japanese Yen	Buy	11/20/13	10,306	10,201	105

	Singapore Dollar	Buy	11/20/13	7,683	7,678	5

	Swedish Krona	Sell	9/18/13	3,816	3,850	34

	Swiss Franc	Buy	9/18/13	1,182	1,171	11

42	Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 8/31/13 (aggregate face value $526,420) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	$3,816	$3,936	$(120)

	Australian Dollar	Sell	10/18/13	3,816	3,934	118

	Euro	Buy	9/18/13	7,402	7,415	(13)

	Euro	Sell	9/18/13	7,402	7,284	(118)

	Israeli Shekel	Buy	10/18/13	1,843	1,839	4

	Japanese Yen	Buy	11/20/13	911	900	11

	Japanese Yen	Sell	11/20/13	911	909	(2)

	Swedish Krona	Sell	9/18/13	3,515	3,545	30

UBS AG
	British Pound	Buy	9/18/13	12,861	12,623	238

	British Pound	Sell	9/18/13	12,861	12,742	(119)

	Euro	Buy	9/18/13	11,895	11,790	105

	Euro	Sell	9/18/13	11,895	11,891	(4)

	Norwegian Krone	Buy	9/18/13	9,799	10,090	(291)

	Norwegian Krone	Sell	9/18/13	9,799	10,278	479

WestPac Banking Corp.
	British Pound	Buy	9/18/13	930	942	(12)

	Japanese Yen	Buy	11/20/13	6,931	6,829	102

Total						$3,047

FUTURES CONTRACTS OUTSTANDING at 8/31/13 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 5 yr (Long)	1	$119,680	Dec-13	$350

Total				$350

Retirement Income Fund Lifestyle 3	43

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/13 (Unaudited)

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty/		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Deutsche Bank AG
Virgin Media	BBB–/P	$—	EUR	10,000	9/20/13	477 bp	$162
Finance PLC,
8 3/4%, 4/15/14

JPMorgan Chase Bank N.A.
EM Series 15 Version	BBB–/P	(200,000)		$1,600,000	6/20/16	500 bp	(114,533)
1 Index

NA HY Series 20	BBB–/P	(71,219)		2,150,000	6/20/18	500 bp	33,913
Index

Total		$(271,219)					$(80,458)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2013. Securities rated by Putnam are indicated by “/P.”

44	Retirement Income Fund Lifestyle 3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$148,718	$52,313	$—

Capital goods	209,900	11,986	—

Communication services	169,538	37,002	—

Conglomerates	65,482	—	—

Consumer cyclicals	427,776	123,892	—

Consumer staples	389,604	68,735	—

Energy	319,084	30,482	—

Financials	1,815,538	115,968	—

Health care	455,640	27,176	—

Technology	352,617	—	—

Transportation	31,511	49,445	—

Utilities and power	96,368	23,128	—

Total common stocks	4,481,776	540,127	—

Convertible bonds and notes	—	1,259,388	2,980

Convertible preferred stocks	99,040	1,178,062	18

Corporate bonds and notes	—	857,134	—

Investment companies	1,722,664	—	—

Mortgage-backed securities	—	103,522	—

Municipal bonds and notes	—	29,679	—

Preferred stocks	—	16,647	—

U.S. treasury obligations	—	578,089	—

Units	—	40,500	—

Warrants	—	—	—

Short-term investments	5,294,437	264,794	—

Totals by level	$11,597,917	$4,867,942	$2,998

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,047	$—

Futures contracts	350	—	—

Credit default contracts	—	190,761	—

Totals by level	$350	$193,808	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3	45

Statement of assets and liabilities 8/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $14,450 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,145,715)	$9,835,468
Affiliated issuers (identified cost $6,603,501) (Notes 1 and 5)	6,633,389

Foreign currency (cost $612) (Note 1)	612

Dividends, interest and other receivables	58,742

Receivable for shares of the fund sold	967

Receivable for investments sold	3,111

Receivable from Manager (Note 2)	17,950

Unrealized appreciation on forward currency contracts (Note 1)	5,281

Unrealized appreciation on OTC swap contracts (Note 1)	34,075

Premium paid on OTC swap contracts (Note 1)	271,219

Total assets	16,860,814

LIABILITIES

Payable to custodian	23,212

Payable for investments purchased	37

Payable for custodian fees (Note 2)	4,759

Payable for investor servicing fees (Note 2)	3,706

Payable for Trustee compensation and expenses (Note 2)	30,196

Payable for administrative services (Note 2)	32

Payable for distribution fees (Note 2)	8,078

Payable for auditing and tax fees	37,249

Payable for variation margin (Note 1)	8

Unrealized depreciation on OTC swap contracts (Note 1)	114,533

Unrealized depreciation on forward currency contracts (Note 1)	2,234

Collateral on securities loaned, at value (Note 1)	14,850

Collateral on certain derivative contracts, at value (Note 1)	210,000

Other accrued expenses	11,545

Total liabilities	460,439

Net assets	$16,400,375

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$28,325,620

Undistributed net investment income (Note 1)	162,765

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(12,730,442)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	642,432

Total — Representing net assets applicable to capital shares outstanding	$16,400,375

(Continued on next page)

46	Retirement Income Fund Lifestyle 3

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,201,398 divided by 1,087,921 shares)	$10.30

Offering price per class A share (100/96.00 of $10.30)*	$10.73

Net asset value and offering price per class B share ($812,577 divided by 79,192 shares)**	$10.26

Net asset value and offering price per class C share ($2,693,679 divided by 262,494 shares)**	$10.26

Net asset value and redemption price per class M share ($500,923 divided by 48,731 shares)	$10.28

Offering price per class M share (100/96.75 of $10.28)†	$10.63

Net asset value, offering price and redemption price per class R share
($3,687 divided by 358 shares)††	$10.29

Net asset value, offering price and redemption price per class Y share
($1,188,111 divided by 115,220 shares)	$10.31

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

†† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3	47

Statement of operations Six months ended 8/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,508)	$144,689

Interest (including interest income of $1,144 from investments in affiliated issuers) (Note 5)	61,172

Securities lending (Note 1)	2

Total investment income	205,863

EXPENSES

Compensation of Manager (Note 2)	40,216

Investor servicing fees (Note 2)	10,992

Custodian fees (Note 2)	10,591

Trustee compensation and expenses (Note 2)	559

Distribution fees (Note 2)	33,212

Administrative services (Note 2)	179

Reports to shareholders	13,771

Auditing and tax fees	36,479

Other	1,827

Fees waived and reimbursed by Manager (Note 2)	(51,775)

Total expenses	96,051

Expense reduction (Note 2)	(15)

Net expenses	96,036

Net investment income	109,827

Net realized gain on investments (Notes 1 and 3)	265,503

Net realized gain on swap contracts (Note 1)	153,560

Net realized loss on futures contracts (Note 1)	(10,894)

Net realized gain on foreign currency transactions (Note 1)	4,658

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,623

Net unrealized depreciation of investments, futures contracts and swap contracts
during the period	(234,203)

Net gain on investments	180,247

Net increase in net assets resulting from operations	$290,074

The accompanying notes are an integral part of these financial statements.

48	Retirement Income Fund Lifestyle 3

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/13*	Year ended 2/28/13

Operations:
Net investment income	$109,827	$254,907

Net realized gain on investments
and foreign currency transactions	412,827	902,330

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(232,580)	214,644

Net increase in net assets resulting from operations	290,074	1,371,881

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(110,232)	(235,897)

Class B	(4,996)	(11,810)

Class C	(16,081)	(34,176)

Class M	(4,423)	(9,015)

Class R	(39)	(40)

Class Y	(13,543)	(31,489)

Decrease from capital share transactions (Note 4)	(155,118)	(1,948,399)

Total decrease in net assets	(14,358)	(898,945)

NET ASSETS

Beginning of period	16,414,733	17,313,678

End of period (including undistributed net investment
income of $162,765 and $202,252, respectively)	$16,400,375	$16,414,733

* Unaudited

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3	49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
August 31, 2013 **	$10.21	.08	.11	.19	(.10)	(.10)	—	$10.30	1.87 *	$11,201	.50*[e]	.74 *	19 *
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	—	10.21	8.83	10,782	1.00 [e]	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	—	9.58	1.04	12,145	1.04 [e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	(.25)	— [f]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	(.59)	— [f]	9.00	44.22	13,694.75		4.31	93 [g]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	145 [g]

Class B
August 31, 2013 **	$10.18	.04	.10	.14	(.06)	(.06)	—	$10.26	1.40 *	$813	.88 *[e]	.36 *	19 *
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	—	10.18	8.12	812	1.75 [e]	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	—	9.54	.26	965	1.79 [e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	(.19)	— [f]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	(.52)	— [f]	8.97	43.13	846	1.50	3.69	93 [g]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	145 [g]

Class C
August 31, 2013 **	$10.18	.04	.10	.14	(.06)	(.06)	—	$10.26	1.40 *	$2,694	.88 *[e]	.36 *	19 *
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	—	10.18	8.03	2,715	1.75 [e]	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	—	9.55	.35	2,352	1.79 [e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	(.19)	— [f]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	(.53)	— [f]	8.97	43.15	2,940	1.50	3.55	93 [g]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	145 [g]

Class M
August 31, 2013 **	$10.20	.06	.11	.17	(.09)	(.09)	—	$10.28	1.66 *	$501	.63 *[e]	.61 *	19 *
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	—	10.20	8.68	507	1.25 [e]	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	—	9.56	.70	465	1.37 [e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	(.21)	— [f]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	(.54)	— [f]	8.98	43.41	388	1.25	3.68	93 [g]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	145 [g]

Class R
August 31, 2013 **	$10.20	.06	.12	.18	(.09)	(.09)	—	$10.29	1.74 *	$4	.63 *[e]	.58 *	19 *
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	—	10.20	8.35	4	1.25 [e]	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	—	9.59	.77	1	1.29 [e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	(.23)	— [f]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	(.57)	— [f]	9.01	44.04	1	1.00	4.07	93 [g]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	(.67)	— [f]	6.69	(30.24)	1.99		4.68	145 [g]

Class Y
August 31, 2013 **	$10.22	.09	.11	.20	(.11)	(.11)	—	$10.31	1.99 *	$1,188	.38 *[e]	.86 *	19 *
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	—	10.22	9.08	1,595	.75 [e]	1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	—	9.59	1.30	1,386	.79 [e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	(.28)	— [f]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	(.61)	— [f]	9.01	44.53	1,474.50		5.71	93 [g]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	145 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2013	0.31%

February 28, 2013	0.77

February 29, 2012	0.80

February 28, 2011	0.82

February 28, 2010	1.12

February 28, 2009	0.99

e Expense ratios do not include expenses of the underlying fund.

f Amount represents less than $0.01 per share.

g Portfolio turnover excludes TBA purchase and sale transactions.

The accompanying notes are an integral part of these financial statements.

52	Retirement Income Fund Lifestyle 3

Notes to financial statements 8/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2013 through August 31, 2013.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary objective is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund Putnam Management refers to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Retirement Income Fund Lifestyle 3	53

securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

54	Retirement Income Fund Lifestyle 3

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Retirement Income Fund Lifestyle 3	55

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $725 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $14,450 and the fund received cash collateral of $14,850.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate

56	Retirement Income Fund Lifestyle 3

plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2013, the fund had a capital loss carryover of $13,112,103 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$2,637,607	N/A	$2,637,607	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $15,779,435, resulting in gross unrealized appreciation and depreciation of $1,088,069 and $398,647, respectively, or net unrealized appreciation of $689,422.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Retirement Income Fund Lifestyle 3	57

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,615 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $48,160 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,491	Class R	3

Class B	548	Class Y	837

Class C	1,773	Total	$10,992

Class M	340

58	Retirement Income Fund Lifestyle 3

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $8 under the expense offset arrangements and by $7 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$14,265	Class M	1,294

Class B	4,170	Class R	11

Class C	13,472	Total	$33,212

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $355 and $2 from the sale of class A and class M shares, respectively, and received $67 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,146,841 and $2,706,116, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $481,063 and $450,951, respectively.

Retirement Income Fund Lifestyle 3	59

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/13		Year ended 2/28/13

Class A	Shares	Amount	Shares	Amount

Shares sold	114,264	$1,191,378	94,588	$923,796

Shares issued in connection with
reinvestment of distributions	9,797	102,078	21,565	209,981

	124,061	1,293,456	116,153	1,133,777

Shares repurchased	(92,080)	(965,341)	(328,268)	(3,204,494)

Net increase (decrease)	31,981	$328,115	(212,115)	$(2,070,717)

	Six months ended 8/31/13		Year ended 2/28/13

Class B	Shares	Amount	Shares	Amount

Shares sold	6,184	$64,201	4,003	$38,303

Shares issued in connection with
reinvestment of distributions	446	4,628	1,037	10,061

	6,630	68,829	5,040	48,364

Shares repurchased	(7,265)	(75,315)	(26,285)	(256,672)

Net decrease	(635)	$(6,486)	(21,245)	$(208,308)

	Six months ended 8/31/13		Year ended 2/28/13

Class C	Shares	Amount	Shares	Amount

Shares sold	19,239	$198,130	48,511	$475,662

Shares issued in connection with
reinvestment of distributions	1,462	15,183	3,199	31,106

	20,701	213,313	51,710	506,768

Shares repurchased	(24,938)	(259,261)	(31,301)	(307,916)

Net increase (decrease)	(4,237)	$(45,948)	20,409	$198,852

	Six months ended 8/31/13		Year ended 2/28/13

Class M	Shares	Amount	Shares	Amount

Shares sold	103	$1,092	2,160	$20,710

Shares issued in connection with
reinvestment of distributions	425	4,423	926	9,015

	528	5,515	3,086	29,725

Shares repurchased	(1,514)	(15,758)	(1,970)	(19,200)

Net increase (decrease)	(986)	$(10,243)	1,116	$10,525

	Six months ended 8/31/13		Year ended 2/28/13

Class R	Shares	Amount	Shares	Amount

Shares sold	469	$5,007	226	$2,221

Shares issued in connection with
reinvestment of distributions	4	39	4	40

	473	5,046	230	2,261

Shares repurchased	(471)	(4,840)	(2)	(17)

Net increase	2	$206	228	$2,244

60	Retirement Income Fund Lifestyle 3

	Six months ended 8/31/13		Year ended 2/28/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	407	$4,251	74,964	$739,877

Shares issued in connection with
reinvestment of distributions	1,137	11,861	2,366	23,290

	1,544	16,112	77,330	763,167

Shares repurchased	(42,293)	(436,874)	(65,832)	(644,162)

Net increase (decrease)	(40,749)	$(420,762)	11,498	$119,005

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class M	130	0.30%	$1,336

Class R	131	36.6	1,348

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which are under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$3,802,441	$2,145,154	$863,158	$1,144	$5,084,437

Putnam Absolute Return
700 Fund Class Y	1,562,387	155,601	186,045	—	1,534,102

Totals	$5,364,828	$2,300,755	$1,049,203	$1,144	$6,618,539

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Retirement Income Fund Lifestyle 3	61

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Futures contracts (number of contracts)	2

Forward currency contracts (contract amount)	$710,000

OTC credit default swap contracts (notional)	$3,800,000

Warrants (number of warrants)	6,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$190,761	Payables	$—

Foreign
exchange contracts	Receivables	5,281	Payables	2,234

	Receivables, Net
	assets — Unrealized
Interest rate contracts	appreciation	350*	Payables	—

Total		$196,392		$2,234

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$153,560	$153,560

Foreign exchange contracts	—	5,051	—	$5,051

Interest rate contracts	(10,894)	—	—	$(10,894)

Total	$(10,894)	$5,051	$153,560	$147,717

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(74,013)	$(74,013)

Foreign
exchange contracts	—	—	1,472	—	$1,472

Equity contracts	(110)	—	—	—	$(110)

Interest rate contracts	—	(433)	—	—	$(433)

Total	$(110)	$(433)	$1,472	$(74,013)	$(73,084)

62	Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3	63

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default swap contracts*#	$—	$—	$—	$—	$162	$—	$—	$190,599	$—	$—	$—	$—	$190,761

Forward currency contracts#	1,107	494	922	492	123	—	109	947	—	163	822	102	5,281

Securities on loan**	—	—	—	—	—	14,450	—	—	—	—	—	—	14,450

Total Assets	$1,107	$494	$922	$492	$285	$14,450	$109	$191,546	$—	$163	$822	$102	$210,492

Liabilities:

Futures contracts***	—	—	—	—	—	—	—	—	8	—	—	—	8

Forward currency contracts#	—	27	42	422	—	—	744	320	—	253	414	12	2,234

Total Liabilities	$—	$27	$42	$422	$—	$—	$744	$320	$8	$253	$414	$12	$2,242

Total Financial and Derivative Net Assets	$1,107	$467	$880	$70	$285	$14,450	$(635)	$191,226	$(8)	$(90)	$408	$90	$208,250

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$14,450	$—	$191,226	$—	$—	$—	$—	$205,676

Net amount	$1,107	$467	$880	$70	$285	$—	$(635)	$—	$(8)	$(90)	$408	$90	$2,574

*Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement.

***Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

##Any over-collateralization of total financial and derivative net assets is not shown.

64	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	65

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

66	Retirement Income Fund Lifestyle 3

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Retirement Income Fund Lifestyle 3	67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68	Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA103
283269 10/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2013